UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the registrant    ☐

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☐	Preliminary proxy statement

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

SURREY BANCORP

(Name of Registrant as Specified in Its Charter)

SURREY BANCORP

(Name of Person(s) Filing Proxy Statement)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)	Date filed:

Surrey Bancorp

145 North Renfro Street

Mount Airy, North Carolina 27030

Telephone: (336) 783-3900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

WEDNESDAY, APRIL 28, 2004

To the Shareholders:

The 2004 Annual Meeting of the Shareholders of Surrey Bancorp (the “Company”) will be held:

•	Wednesday, April 28, 2004

•	10:00 a.m., local time

•	Cross Creek Country Club

1129 Greenhill Road, Mount Airy, Surry County, North Carolina

or at any adjournments thereof, for the following purposes:

•	To elect eight directors to serve a one-year term until the Annual Meeting of Shareholders in 2005, or until their successors have been elected and qualified.

•	To transact such other businesses as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on March 1, 2004 are entitled to notice of the meeting, and to vote at the meeting and any adjournments thereof. The Company’s stock transfer books will not be closed. Please complete, date and sign the enclosed proxy and return it promptly in the enclosed pre-paid envelope. As many shares as possible should be represented at the meeting, and so even if you expect to attend the meeting, please return the enclosed proxy. By doing so, you will not give up the right to vote at the meeting. If you return the proxy and then attend the meeting, you may notify the Secretary that you wish to vote in person, and the Company will disregard the proxy you return.

By order of the Board of Directors,

Edward C. Ashby, III
President

Date: March 28, 2004

SURREY BANCORP

145 North Renfro Street

Mount Airy, North Carolina 27030

Telephone: (336) 719-2310

PROXY STATEMENT

ANNUAL MEETING

The Board of Directors (the “Board”) of Surrey Bancorp (the “Company”), hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Annual Meeting of Shareholders (“Annual Meeting”) to be held:

•	Wednesday, April 28, 2004

•	10:00 a.m., local time

•	Cross Creek Country Club

1129 Greenhill Road, Mount Airy, Surry County, North Carolina

or at any adjournment thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on March 1, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. Included with these proxy materials is the Company’s 2003 Annual Report to Shareholders.

VOTING OF APPOINTMENTS OF PROXY

Your Shares can be voted at the meeting only if you are represented by proxy or present in person. The enclosed appointment of proxy names Pedro A. Pequeno and Mark H. Towe (the “Proxies”). The Board has designated them as management proxies, and they are referred to herein as the Proxy Committee.

If you return the appointment of proxy in the enclosed form, properly executed and in time for the meeting, the shares represented thereby will be voted at the meeting in accordance with the directions indicated on the form. If you return the form but give no directions, your appointment of proxy will be voted FOR the eight nominees for director named in Proposal 1 described below. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will have the discretion to vote for a substitute nominee. If you return the appointment of proxy and do not indicate otherwise, the Proxies will be authorized to vote your shares in accordance with their best judgment on some matters not described in this Proxy Statement. These matters include approval of the minutes of the 2003 annual meeting; matters incidental to the conduct of the Annual Meeting; and matters for which the Company received notice by February 28, 2004.

REVOCATION OF APPOINTMENT OF PROXY

If you give an appointment of proxy in the accompanying form, you may revoke that appointment at any time before the actual voting. To revoke the proxy, notify the Company’s Secretary in writing, or execute another appointment of proxy bearing a later date and file it with the Secretary. The address of the Secretary is:

Brenda Harding, Secretary

Surrey Bancorp

P.O. Box 1227

145 North Renfro Street

Mount Airy, North Carolina 27030

If you return the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and your appointment of proxy will be disregarded.

If you attend the meeting in person, you may vote your shares without returning the enclosed appointment of proxy. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be voted is to return the enclosed appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.

EXPENSES OF SOLICITATION

In addition to solicitation by mail, the Company’s directors, officers and regular employees may solicit appointments of proxy in person or by telephone. The Company will bear the cost of solicitation. Brokerage houses, nominees, custodians, and fiduciaries are asked to forward these proxy soliciting materials to the beneficial owners of the Company’s stock held of record by such persons, and the Company will reimburse their reasonable expenses in this regard.

The Company anticipates mailing this Proxy Statement on or about March 28, 2004.

DESCRIPTION OF THE VOTING SECURITIES

At the close of business on the voting record date, there were 1,182,151 shares of the Company’s common stock, no par value per share (sometimes referred to herein as the “Shares”), issued and outstanding and entitled to vote at the Annual Meeting. The Company is authorized to issue 5,000,000 shares of common stock and 1,000,000 shares of preferred stock. The voting rights of the preferred stock are to be set by the Board at the time such stock is issued. At the close of business on the voting record date, there were 189,356 shares of non-voting convertible preferred stock issued and outstanding. On the voting record date, there were approximately 1,700 holders of record of the Company’s common stock.

HOW VOTES WILL BE COUNTED

Each Share is entitled to one vote for each matter submitted for a vote, and, in the election of directors, for each director to be elected. The appointments of proxy will be tabulated by one or more inspectors of election designated by the Board.

Proposal 1 — Election of directors. In the election of directors under Proposal 1, the eight nominees receiving the highest number of votes will be elected. Shares not voted (including abstentions and broker non-votes) will have no effect. Shareholders are not authorized to cumulate their votes for directors.

DEFINITION OF A QUORUM

The Company’s Bylaws provide that the holders of a majority of the Company’s outstanding Shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting. The Bylaws also provide that if there is no quorum present at the opening of the Meeting, the Annual Meeting may be adjourned from time to time by the vote of a majority of the Shares voting on the motion to adjourn. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will not be counted for purposes of determining whether a quorum is present at the Annual Meeting.

BENEFICIAL OWNERSHIP OF SECURITIES

To the Company’s knowledge, as of December 31, 2003, listed below is the only shareholder of the Company that owned more than five percent of the Shares. The following table sets forth certain information as to this shareholder:

Name of Shareholder	Shares Beneficially Owned	Percent of Shares Beneficially Owned (1)
Hylton Wright 1234 Greenhill Road Mount Airy, NC 27030	118,378	9.8%

(1)	The ownership percentage of the named shareholder is calculated based on the total of 1,170,189 Shares issued and outstanding at December 31, 2003 plus the number of Shares that can be issued to that individual within 60 days of December 31, 2003 upon the exercise of stock options held by the individual plus the number of Shares that can be issued to that individual upon exercise of convertible preferred stock beneficially owned by the individual.

The following table shows, as of December 31, 2003, the number of Shares beneficially owned by each director and by all directors and principal officers of the Company as a group:

Beneficial owner	Shares currently Owned (1)	Preferred currently owned (2)	Percent of Shares owned (3)
Edward C. Ashby, III (director, President & CEO)	47,629	4,643	4.3%
William A. Johnson (director)	23,422	3,600	2.2%
Elizabeth Johnson Lovill (director)	41,234	3,572	3.7%
Robert H. Moody (director)	35,290	3,572	3.2%
F. Eugene Rees (director)	21,079	12,800	2.7%
Tom G. Webb (director)	28,415	1,800	2.5%
Buddy E. Williams (director)	14,427	5,372	1.2%
Hylton Wright (director)	87,324	35,715	9.8%
Directors and principal officers as a group (11 persons)	347,737	71,074	34.24%

See notes on the following page.

NOTES:

(1)	For each Director listed above, this column includes the number of Shares capable of being issued within 60 days of December 31, 2003, upon the exercise of stock options held by the named individual: Ashby – 16,805; Johnson – 20,234; Lovill – 20,234; Moody – 20,234; Rees – 10,731; Webb – 20,234; Wright – 10,234; principal officers and directors as a group – 157,392. To the Company’s knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following Shares and shares of convertible preferred stock for which the individual indicates that he or she shares voting and/or investment power: Ashby – 23,374 Shares; Johnson – 132 Shares; Moody – 396 Shares; Rees – 3,168 Shares and 1,800 shares of convertible preferred stock; Webb – 5,466 Shares; Williams – 1,056 Shares and 1,800 shares of convertible preferred stock; Wright – 12,224 Shares and 14,286 shares of convertible preferred stock; principal officers and directors as a group – 52,829 Shares and 17,886 shares of convertible preferred stock.
(2)	This column indicates the number of shares of convertible preferred stock held by the named individual at December 31, 2003. Each share of convertible preferred stock is convertible into 0.8695 shares of common stock.
(3)	The ownership percentage of each individual is calculated based on the total of 1,170,189 Shares issued and outstanding at December 31, 2003, plus the number of Shares that can be issued to that individual within 60 days of December 31, 2003 upon the exercise of stock options held by the individual plus the number of Shares into which that individual may convert his or her shares of convertible preferred stock. The ownership percentage of the group is based on the total Shares outstanding plus the number of Shares that can be issued to the entire group within 60 days of December 31, 2003 upon the exercise of all stock options held by the group plus the number of Shares into which the entire group may convert their shares of convertible preferred stock.

PROPOSAL 1: ELECTION OF DIRECTORS

Board size and membership. Under the Company’s Charter and Bylaws, the number of directors shall be the number the Board determines from time to time prior to each annual meeting of shareholders at which directors are to be elected. That number cannot be less than five or more than twelve. The Board, by resolution, has fixed the number of directors for 2004 at eight. Other than the Company’s President and Chief Executive Officer, Mr. Ashby, all of the members of the Board satisfy the independence requirements stated in the rules of The Nasdaq Stock Market, Inc.

All Directors to be elected at this Annual Meeting. At this Annual Meeting, all eight directors will be elected to serve one year terms expiring at the Annual Meeting of Shareholders in 2005, or until their successors are elected and qualified.

How votes will be counted. Unless you give instructions to the contrary, the Proxies will vote for the election of the eight nominees listed below by casting the number of votes for each nominee designated by the shareholder proxies. If, at or before the meeting time, any of these nominees should become unavailable for any reason, the Proxies have the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any of the nominees will become unavailable.

Votes needed to elect. The eight nominees receiving the highest number of votes will be elected.

Board recommendation. The Board has nominated the eight incumbent Board members for re-election. These nominees have served as directors of Surrey Bank & Trust, the sole subsidiary and predecessor to the Company (the “Bank”), since its incorporation on July 15, 1996, with the exception of Director Rees, who has served since July 1997, and Director Williams, who has served since February 2001. The Board recommends that shareholders vote for each of the eight nominees.

Nominees. Listed below are the names of the nominees for election to the eight Board seats, their ages at December 31, 2003, and their principal occupations during the past five years.

Name and age	Principal occupation over last five years
Edward C. Ashby, III, 50	President and Chief Executive Officer, Surrey Bancorp since 2003; President and Chief Executive Officer, Surrey Bank & Trust.

William A. Johnson, 44	Vice President and Chief Financial Officer, J.G. Coram Company, Inc. (commercial and industrial construction), Mount Airy, North Carolina.

Elizabeth Johnson Lovill, 48	Vice President, Town & Country Builders, Inc. (residential construction); Owner, Lovill Enterprises (real estate development); Owner, Mountain Lumber Co. (pallet sales); Part Owner, Mayberry Pharmacy, LLC; all of Mount Airy, North Carolina.

Robert H. Moody, 49	President of Moody Funeral Services, Inc.; Owner, Moody Investment Co., LLC (real estate); both of Mount Airy, North Carolina.

F. Eugene Rees, 53	President, F. Rees Clothing; Partner, Tara Associates; President, Professional Rental Services; Owner, REF Properties; all of Mount Airy, North Carolina.

Tom G. Webb, 52	Commercial Real Estate Developer; Consultant, Mount Airy, North Carolina.

Buddy E. Williams, 66	President and Manager, Williams & Birkett, LLC since 1998; Manager, Stuart Flooring Corporation, Stuart, Virginia, from 1982 to March 2003.

Hylton Wright, 79	Retired; Private Investor, Mount Airy, North Carolina.

Director relationships

Board relationships. No director or principal officer is related to another director or principal officer.

Other directorships: No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Director Nominations

The Company does not have a Nominating Committee or a Nominating Committee charter. No nominations are contemplated for the foreseeable future in view of the current size of the Board unless there is a vacancy in the Board. The Company’s bylaws currently require that nominations for election to the Board shall be made by the Board. At such time as there is a need for nominations to the Board, the Board will consider amending the bylaws to create a Nominating Committee and it is anticipated that all the members of that Nominating Committee will satisfy the independence requirements stated in the rules of The Nasdaq Stock Market, Inc. All members of the Board are also directors of the subsidiary bank of the Company. The banking laws of the state of North Carolina require directors of a bank to own Shares having at least $1,000 in book value. The nomination of any person for election to the Board may be made by a shareholder entitled to vote on such election. See “HOW TO SUBMIT SHAREHOLDER PROPOSALS - Nominations of directors” in this proxy statement for further details.

Board Attendance and Fees

The Board held 13 meetings in 2003. All directors attended at least seventy-five percent of all Board meetings, except Director Williams. In 2003, the directors received fees in the amount of $400 per board meeting and $150 per committee meeting. Directors are expected to receive fees in the same amounts in 2004.

Committees of the Board of Directors

The Board has established the following committees on which all members of the Board serve, with the exception of the Audit Committee, which is composed of all members of the Board other than the President and Chief Executive Officer, Mr. Ashby, and the Stock Option Committee, which is described below.

•	Executive Committee. The Executive Committee establishes and monitors all policies of the Company and compliance therewith. The Executive Committee met ten times in 2003. The chair of the Executive Committee is Director Moody.

•	Stock Option Committee. The Stock Option Committee is responsible for the Incentive Stock Option Plan of the Company. The Stock Option Committee did not meet in 2003. The committee consists of Directors Moody (chair), Lovill and Wright.

•	Audit Committee. The Audit Committee recommends to the Board the engagement of the Company’s independent auditors, determines the scope of the annual audit and any special audit of the Company, oversees the administrative, operational and internal controls of the Company, reviews compliance with accounting policies and procedures and establishes and oversees an internal audit program. The Audit Committee met two times in 2003. The chair of the Audit Committee is Director Lovill. All of the members of the Audit Committee satisfy the audit committee independence requirements stated in the rules of The Nasdaq Stock Market, Inc. William A. Johnson has been appointed as the audit committee financial expert. His qualifications to serve as the audit committee financial expert are listed under “Nominees” above.

•	Other standing committees. The Board has approved one additional standing committee, the Loan Committee, to which certain responsibilities have been delegated.

Report of the Audit Committee

In accordance with its written charter (the “Charter”), the Audit Committee assists the Board in fulfilling its responsibility for supervising the quality and integrity of the accounting, auditing and financial reporting practices of the Company. As required by the Charter, each Audit Committee member satisfies the independence and financial literacy requirements for serving on the audit committee, and at least one member has accounting or related financial management expertise, all as stated in the rules of The Nasdaq Stock Market, Inc.

In discharging its responsibility for the audit process, the Audit Committee obtained from the independent auditors a letter describing all relationships between the auditors and the Company that might bear on the auditors’ independence required by Independence Standards Board Standard No.1, “Independence Discussions with Audit Committees.” The Audit Committee also discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors’ independence.

The Audit Committee discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements of the Company. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10KSB for the fiscal year ended December 31, 2003, for filing with the appropriate federal regulator. The Audit Committee also recommended the reappointment of the independent auditors and the Board concurred in such recommendation.

This report is submitted by the Audit Committee: Directors Elizabeth Johnson Lovill (chair), William A. Johnson, Robert H. Moody, F. Eugene Rees, Tom G. Webb, Buddy E. Williams and Hylton Wright.

Shareholder Communications with Directors

The Company encourages all shareholders who wish to communicate with any of the Directors to send such inquiries by mail, telephone or email to the Company. The Company will forward all communications to the named Director or, if no particular Director is named, to the appropriate committee of the Board for consideration. It is the policy of the Board that all Directors attend shareholder meetings and take the opportunity to communicate with shareholders. All of the Directors attended the 2003 Annual Meeting.

Code of Ethics

The Company has adopted a Code of Ethics for Senior Officers to resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all senior officers, including the Chief Executive Officer, the Chief Financial Officer, the Controller and any other employee with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. The Code of Ethics is attached to this proxy statement as Exhibit A. The Company expects to have its corporate website open in April 2004 and the Code of Ethics will also be available on the website at http://www.surreybank.com. The Company may post amendments to or waivers of the provisions of the Code of Ethics, if any, made with respect to any of our executive officers on that website.

Transactions with Directors and Officers

As the operating subsidiary of the Company, the Bank has had, and expects to have in the future, banking transactions in the ordinary course of the Bank’s business with directors, principal officers and their associates. All transactions with directors, principal officers and their associates were made in the ordinary course of the Bank’s business, on substantially the same terms, including (in the case of loans) interest rates, collateral and repayment terms, as those prevailing at the same time for other comparable transactions, and have not involved more than normal risks of collectibility or presented other unfavorable features.

Reports of Changes in Beneficial Ownership

Directors and principal officers of the Company are required by federal law to file reports with the Securities and Exchange Commission (“SEC”) regarding the amount of and changes in their beneficial ownership of the Shares. To the Company’s knowledge, all such required reports were timely filed.

MANAGEMENT OF THE COMPANY

Executive Officers

The Company’s Bylaws provide that the Board shall elect the officers of the Company for a term of one year. The executive officers subject to election have served in their present capacities since the Company’s incorporation.

Name and Age at 12/31/03	Principal Occupation Over Last Five Years
Edward C. “Ted” Ashby, III, 50	President and Chief Executive Officer, Surrey Bancorp since 2003; President and Chief Executive Officer, Surrey Bank & Trust.

Mark Harrison Towe, 47	Senior Vice President and Treasurer, Surrey Bancorp since 2003; Senior Vice President and Chief Financial Officer, Surrey Bank & Trust.

Pedro A. Pequeno II, 36	Senior Vice President and Assistant Secretary, Surrey Bancorp since 2003; Senior Vice President and Chief Lending Officer, Surrey Bank & Trust.

Brenda J. Harding, 62	Senior Vice President and Chief Operations Officer, Surrey Bancorp since 2003; Senior Vice President and Chief Operations Officer, Surrey Bank & Trust.

Executive Compensation

During 2003, the Company had no employees of its own and all employees were compensated by the Bank, the principal subsidiary of the Company.

CEO compensation. The cash and cash equivalent compensation paid by the Bank during the previous three fiscal years to its Chief Executive Officer is as follows:

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-term compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other annual comp($)(2)	Options/ SARs(#)	All Other Comp ($)(3)
Edward C. Ashby III President and CEO	2003 2002 2001	120,261 115,417 107,287	23,083 - 0 - 13,266	- 0 - - 0 - - 0 -	- 0 - - 0 - 3,327	10,534 7,617 7,291

(1)	Bonus was paid in compensation year shown for performance during the previous compensation year.
(2)	The value of non-cash compensation paid to the chief executive officer of the Bank during the fiscal years disclosed did not exceed 10% of his cash compensation.
(3)	Includes director’s fees and matching contributions made by the Bank under the Bank’s salary deferral plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).

Option grants in 2003. There were no options to purchase shares of the Common Stock granted to the named executive officer during 2003.

Total stock options held by CEO. The following table contains information with respect to stock options to purchase shares of the Common Stock held by the chief executive officer in 2003.

	AGGREGATED OPTION EXERCISES IN 2003, AND OPTION VALUES AT DECEMBER 31, 2003
Name	Shares acquired on exercise (#)	Value realized ($)	Number of unexercised options at 12-31-03 (#): Exercisable/ Unexercisable		Value of unexercised in-the-money options at 12-31-03 (1): Exercisable/ Unexercisable
Edward C. Ashby, III	3,800	34,998	16,805	2,395	$154,183	$21,172

(1)	Value represents the difference between the fair market value ($15.00) and the exercise price for the options at December 31, 2003.

Employment Agreement

Terms of the agreement. The Bank is a party to an employment contract with Edward C. Ashby, III, President and Chief Executive Officer of the Bank (the “Agreement”). The term of the Agreement is three years. On each anniversary of the effective date of the Agreement, the term of the Agreement is automatically be extended for an additional one-year period beyond the then-effective expiration date unless written notice from the Bank or Mr. Ashby is received 90 days prior to the anniversary date, advising the other that the Agreement shall not be further extended. No such notice has been given by either such party. In addition, Mr. Ashby has the option to terminate the contract upon sixty days written notice to the Bank.

Under the Agreement, Mr. Ashby receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Board. Mr. Ashby’s compensation for 2004 has been established at $135,000. Under the Agreement, Mr. Ashby is entitled to all fringe benefits generally provided by the Bank for its employees.

Change of control provisions. The Agreement provides for certain payments to Mr. Ashby upon any change of “control” of the Bank. “Control” is defined, under the Agreement, to mean any of the following events:

(i)	After the effective date of the Agreement, any “person” (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of the Bank, or acquires control of, in any manner, the election of a majority of the directors of the Bank; or

(ii)	The Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where the Bank is not the surviving corporation in such transaction; or

(iii)	All or substantially all of the assets of the Bank are sold, or otherwise transferred to, or are acquired by any other corporation, association or other person, entity, or group

Upon any such change in control, Mr. Ashby has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after such change in control, he has not been assigned duties, responsibilities, and status commensurate with his duties prior to such change of control, his salary has been reduced below the amount he would have received under the Agreement, his benefits have been reduced or eliminated, or he has been transferred to a location which is an unreasonable distance from his then current principal work location.

Upon his termination of employment following a change in control, whether voluntary or involuntary, the Bank has agreed to pay Mr. Ashby an amount equal to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code. This compensation is payable, at Mr. Ashby’s option, either by lump sum or in 36 equal monthly installments. The Bank has the right, under the Agreement, to reduce any such payments as necessary under the Internal Revenue Code to avoid the imposition of excise taxes on Mr. Ashby or the disallowance of a deduction to the Bank.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Company’s independent certified public accountant for the year ended December 31, 2003, was Larrowe & Company, PLC, Certified Public Accountants (“Larrowe”), whom the audit committee of the Board has selected as the Company’s independent certified public accountant for the year ended December 31, 2004. Representatives of Larrowe will be present at the Annual Meeting with the opportunity to make a statement if they desire, and they will be available to respond to appropriate questions.

Audit fees. Audit fees include fees billed to the Company by Larrowe in connection with the annual audit of the Company’s financial statements, review of the Company’s interim financial statements, and audit services in connection with the sale of preferred stock. The aggregate fees billed to the Company by Larrowe for audit services rendered to the Company for the fiscal years ended December 31, 2002 and 2003 were $30,014 and $38,825, respectively.

Audit-Related fees. Audit related services include credit reviews, assistance to management and the Board regarding capital and expansion implications, and collateral verification. The aggregate fees billed to the Company by Larrowe for audit-related services for the fiscal years ended December 31, 2002 and 2003 were $12,451 and $11,024, respectively.

Tax fees. Tax fees include corporate tax compliance, as well as counsel and advisory services. The aggregate fees billed to the Company by Larrowe for tax-related services for the fiscal years ended December 31, 2002 and 2003 were $1,700 and $1,800, respectively.

All other fees. There were no additional fees billed to the Company by Larrowe for the fiscal years ended December 31, 2002 and 2003.

In accordance with its Audit Committee Charter, the Company’s Audit Committee must approve in advance any audit and permissible non-audit services provided by the Company’s independent auditors and the fees charged.

ANNUAL REPORT

In accordance with the regulations of the Securities and Exchange Commission, the Company’s 2003 Annual Report on Form 10-KSB for the year ended December 31, 2003, including the consolidated financial statements and schedules, accompanies this Proxy Statement. No part of the 2003 Annual Report shall be regarded as proxy-soliciting materials or as a communication by means of which any solicitation is being or is to be made. The Company will furnish any exhibit to the Form 10-KSB upon payment of the cost of copying the exhibit, upon written request to:

Mark H. Towe

Senior Vice President

Surrey Bancorp

P.O. Box 1227

145 North Renfro Street

Mount Airy, North Carolina 27030

HOW TO SUBMIT SHAREHOLDER PROPOSALS

How to submit a shareholder proposal for possible inclusion in the Company’s 2005 Proxy Statement: To be considered for inclusion in the proxy materials for the Company’s next annual meeting in 2005, shareholder proposals must be received at the Company’s principal office (currently, 145 North Renfro Street, Mount Airy, North Carolina 27030) not later than December 5, 2004. In order for a proposal to be included in the Company’s proxy material for any annual meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of the Shares entitled to be voted on that proposal at that annual meeting and must have held those shares for a period of at least one year and continue to hold them through the date of that annual meeting. Also, the proposal must comply with certain other eligibility and procedural requirements established under the Securities and Exchange Act or related regulations. The Board will review any shareholder proposal received by that date to determine whether it meets these criteria. Please submit any proposal by certified mail, return receipt requested.

Shareholder proposals after December 5, 2004: Proposals submitted after December 5, 2004 will not be included in the proxy materials for the 2005 annual meeting. Any such proposals received by February 18, 2005 may be considered at the 2005 annual meeting as other business. Management proxies shall have discretionary authority to vote on those proposals at the 2005 annual meeting. If notice of the proposal is not received by February 18, 2005, such notice will be considered untimely.

Nominations of directors: The Company’s Bylaws provide that shareholders may make nominations of directors if such nominations are made in writing and delivered or mailed to the Company not less than seven (7) days nor more than (50) days prior to any meeting of shareholders called for the election of directors. Recommendations and nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the shareholders’ meeting, and upon his instruction, the voting inspectors may disregard all votes cast for each such nominee.

OTHER MATTERS

Management knows of no other matters expected to be brought before this meeting, but if any such matter is properly presented at the meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgment.

By order of the Board of Directors,

Edward C. Ashby, III
President

REVOCABLE PROXY

SURREY BANCORP

145 North Renfro Street, Mount Airy, North Carolina 27030

APPOINTMENT OF PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF SURREY BANCORP

FOR THE ANNUAL MEETING TO BE HELD APRIL 28, 2004

HOW TO COMPLETE THIS APPOINTMENT. The shares represented by this Appointment of Proxy will be voted as you direct below.

•	If you wish to vote in accordance with the recommendations of the Board of Directors, you need only sign below without marking any boxes.
•	If you wish to vote another way, mark the appropriate box, and in election of directors, cross out the name of any nominee(s) for whom you do not wish to vote.
•	If you do not mark any boxes, the Proxies will vote the shares represented by this Appointment of Proxy FOR ALL nominees listed below and should other matters properly come before the meeting, they will vote the shares in accordance with their best judgment.

To ensure that a quorum is present at the Annual Meeting. Because business can be transacted at the annual meeting only if a quorum is present, it is important that you sign and return this Appointment of Proxy even if you plan to attend the meeting. Then, if you wish to vote differently, revoke the Appointment of Proxy by following the instructions below.

How to revoke this Appointment of Proxy. You may revoke this Appointment of Proxy any time before it is exercised by the Proxies. To do so, you may either (1) file an Appointment of Proxy dated at a later time with the Secretary, or (2) attend the meeting and tell the Secretary that you wish to vote in person.

How to sign and return this Appointment of Proxy. Whether or not you plan to attend the Annual Meeting, please sign below exactly as your name appears on the stock certificate, and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. After execution, return this Appointment of Proxy in the enclosed envelope. No postage is necessary if you mail it in the United States.

Board recommendation. The Board of Directors recommends a vote FOR election of the director nominees listed below.

APPOINTMENT OF PROXY: The undersigned shareholder of Surrey Bancorp, a North Carolina corporation (the “Company”), hereby appoints Pedro A. Pequeno and Mark H. Towe, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 28, 2004, at 10:00 a.m., local time, at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy (Surry County), North Carolina, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, on the proposals listed below and in the Proxy Statement, and in their discretion on such other matters properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting or any adjournment, that one shall have all the powers hereby conferred.

The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

— Please complete and sign on the other side —

— Continued from the reverse side —

1.	ELECTION OF DIRECTORS: Instructions: To vote for some nominees but not others, cross out the name(s) of those for whom you do NOT wish to vote.

Eight directors to serve one-year terms expiring at the Annual Meeting in 2005.

Edward C. Ashby, III	William A. Johnson	Elizabeth J. Lovill	Robert H. Moody

F. Eugene Rees	Tom G. Webb	Buddy E. Williams	Hylton Wright

☐	FOR all nominees listed above (except as crossed out).

☐	WITHHOLD authority to vote for all nominees listed above.

2.	OTHER BUSINESS.
The Proxies vote in their discretion on other business properly presented.

Signature of shareholder

Signature of shareholder

Date:                                                                                 , 2004